UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of report: January 3, 2007

                           ADVANCE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter.)

         Nevada                       0-17953                 95-4755369
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation)                                            Identification No.)

15 North Longspur Drive
The Woodlands, Texas                                      77380
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (310) 213-2143 check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425).
[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (14 CFR 240.14a-12).
[] Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17CFT 240.14d-2)b).
[] Pre-commencement communications pursuant to Rule 13e-4( c ) under the Exchange Act (17 CFR 240.13e-4( c )).



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Section 4 - Matters Related to Accountants and Financial Statements.

Item 4.01     Change in Registrant's Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm.

Advance Technologies, Inc. (the "Company") has dismissed its previous independent accountant, Chisholm, Bierwolf & Nilson, LLC.

On January 3, 2007, the Company notified Chisholm, Bierwolf & Nilson, LLC that the firm was dismissed as its independent registered public accounting firm effectively immediately.

The audit report of Chisholm, Bierwolf & Nilson, LLC on the financial statements for the Company as of Sepember 30, 2005, and for the year then ended did not contain any adverse opinion or disclaimer of opinion, or nor was it modified as to uncertainty, audit scope, or accounting principles, except that such report was prepared assuming that the Company will continue as a going concern and stated that "as discussed in Note 2 to the financial statements, the Company is dependent on financing to continue operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans to resolve this uncertainty is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty".

The decision to change independent registered public accounting firms was approved by the Board of Directors of the Company.

During the most recent fiscal year and through January 3, 2007, there were no disagreements with Chisholm, Bierwolf & Nilson, LLC on any matter of accounting principles, practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfactions of Chisholm, Bierwolf & Nilson, LLC , would have caused it to make reference thereto in its report on the financial statements for such years.

The Company provided Chisholm, Bierwolf & Nilson, LLC with a copy of this Current Report on Form 8-K and has requested that Chisholm, Bierwolf & Nilson, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01, and if not, stating the respects in which it does not agree. The Company will file the letter as an exhibit to an amendment to this Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm.

On January 3, 2007, the Company engaged Child, Van Wagoner & Bradshaw, PLLC as its new independent registered public accounting firm effective immediately. Prior to this appointment, neither the Company nor anyone on its behalf, consulted Child, Van Wagoner & Bradshaw, PLLC with respect to any of the matters described in Item 304(a)(2) of Regulation S-B.



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Section 9 - Financial Statements & Exhibits

Item 9.01 - Financial Statements & Exhibits.

        Exhibit
        Number       Description
        16.1         Letter from Chisholm, Bierwolf & Nilson dated
                     February 5, 2007 regarding change in certifying accountant.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Advance Technologies, Inc.


Date: February 8, 2007           /s/ Gary Ball
     --------------------         --------------------------
                                  Gary Ball
                                  Chief Executive Officer